UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2022

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Barnes Canyon Road
San Diego, California 92121
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2022, the Board of Directors of CV Sciences, Inc. (the "Company") appointed Dr. Jamie Corroon Jr., ND, MPH as a director on the Company’s Board of Directors (the “Board”). Pursuant to the Company’s Bylaws, Dr. Corroon shall hold office until the next election of directors by the stockholders of the Company.

From 2020-present, Dr. Corroon served on the Company’s Medical Advisory Board. He is a licensed Naturopathic Doctor who advises dietary supplement and cannabis companies regarding science, regulation, and product development. Dr. Corroon is the founder of, and since 2017 has served as, the Medical Director and Principal Investigator for the Center for Medical Cannabis Education, a for-profit clinical practice and research entity. He also has served as a Research Investigator at the Helfgott Research Institute at the National University of Natural Medicine since 2017. Dr. Corroon received a Bachelor’s Degree in Political Science from the University of Southern California and obtained a Master’s Degree in Public Health, Epidemiology from San Diego State University. He received his Doctor of Naturopathic Medicine license from Bastyr University. Dr. Corroon is well published in peer-reviewed literature with recent publications that investigate the clinical and public health implications of the broadening acceptance of cannabis in society. Dr. Corroon’s medical expertise, as well as his independence, judgment and exceptional leadership experience makes him a valuable addition to the Board.

There are no arrangements or understandings between Dr. Corroon and any other person pursuant to which Dr. Corroon was selected as a director of the Company. Dr. Corroon is not a participant in, nor is he to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. Other than the Company’s formal plan for compensating its directors for their services approved by the Board, there are no plans, contracts or arrangements or amendments to any plans, contracts or arrangements entered into with Dr. Corroon, or any grants or awards made to Dr. Corroon in connection with his election to the Board.

On July 21, 2022, Dr. Joseph C. Maroon resigned as a member of the Board of Directors of the Company. His resignation was not associated with or attributable to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2022

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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